UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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AMANA MUTUAL FUNDS TRUST

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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4) Date Filed: _______________________________

PRELIMINARY MATERIALS:

AMANA MUTUAL FUNDS TRUST

1300 N. State Street Bellingham, WA 98225

February 21, 2013

Fellow Shareowners:

We are writing to ask for your vote as an Amana fund shareowner at the May 2, 2013 special meeting. The meeting is to: (1) re-elect the current Trustees, and (2) approve reorganization into a new Delaware trust. The Board unanimously recommends approval of these proposals.

The Board believes that the reorganization offers several benefits. The reorganization will allow the Trust to operate under uniform, modern and flexible governing laws and documents that should increase operating efficiency. For example, the Trustees will be able to authorize additional share classes that can benefit shareowners through lower operating expenses.

The investment objectives, investment adviser, portfolio managers and other services will be the same as they were prior to the reorganization. The funds and the shareowners will not recognize any gain or loss as a result of the reorganization.

If approved, the reorganization is expected to take place at the end of May. No sales load, commission or fee will be imposed in connection with the reorganization. The costs of the reorganization are being paid by the Amana funds.

Please review the proposal details in the enclosed materials. Your vote is needed, whether or not you attend the meeting. Once you have decided how you will vote, please complete, sign, date and return the proxy card. You may also vote over the phone or online. If you hold shares in more than one account or in more than one fund, please vote each proxy card you receive.

Voting is quick and easy. It is important that your vote be received before the meeting on May 2, 2013. As the meeting date approaches, if you have not voted you may receive a phone call from Broadridge Financial Solutions, a proxy solicitation firm, urging you to vote.

If you have any questions, please call Saturna Capital at 1-800-SATURNA.

Sincerely,

Nicholas Kaiser
President

Talat Othman
Independent Chairman

QUESTION & ANSWER

Q. What is happening? Why did I get this package?

A. Amana Mutual Funds Trust, on behalf of each of its mutual funds, is conducting a meeting of shareowners, scheduled for May 2, 2013, to vote on two matters.

Q. What issues am I being asked to vote on?

A. You are being asked to approve two proposals:

1. The re-election of the current Trustees; and
2. The reorganization of Amana into a new Delaware trust.

Q. How does the Board of Trustees recommend that I vote?

A. The Board unanimously recommends that you vote "FOR" the proposals.

Q. What are the reasons for the reorganization?

A. The primary purpose of the reorganization is to allow the Trust to operate under modern and flexible governing laws and documents that are anticipated to increase efficiencies and investment choices.

Q. What effect will the reorganization have on shareowners?

A. None. The reorganization will not result in any change in the investment managers, objectives, strategies or services of the Amana funds.

Q. Will any fees change?

A. No. The management fees will be the same. Likewise, other expenses will not change.

Q. Will there be any sales load, commission or other transactional fee in connection with the reorganization?

A. No. The full value of your fund shares will be exchanged for the same number of shares in your reorganized fund. The costs of the meeting and the reorganization are being paid by the Amana funds.

Q. Are there income tax consequences of the reorganization?

A. There will be no state or federal income tax consequences as a result of the reorganization, which is intended to qualify as a tax-free reorganization under the Internal Revenue Code.

Q. How do I vote my shares?

A. You can vote your shares at the meeting or you can authorize proxies to vote your shares by mail, telephone, or online utilizing the enclosed proxy card.

The Proxy Statement is available at www.amanafunds.com/proxy

If you have additional questions, please call Saturna Capital at 1-800-SATURNA.

AMANA MUTUAL FUNDS TRUST

On behalf of

Amana Income Fund
Amana Growth Fund
Amana Developing World Fund

1300 N. State Street
Bellingham, WA 98225

NOTICE OF SPECIAL MEETING OF SHAREOWNERS TO BE HELD MAY 2, 2013

Fellow Shareowners:

Notice is hereby given that Amana Mutual Funds Trust ("Amana", or "the Trust"), on behalf of each of its series named above (each, a "Fund" and, collectively, "Funds"), will hold a special meeting ("Meeting") of its shareowners at 1300 N. State Street, Bellingham, WA, on Thursday, May 2, 2013, at 2:00 p.m., Pacific Time, for the following purposes:

(1) To elect six Trustees;

(2) To approve for each Fund a proposed Agreement and Plan of Reorganization, pursuant to which each Fund would be reorganized into a corresponding series ("New Fund") of a newly established Delaware statutory trust (the "New Trust");

(3) To transact such other business as may properly come before the special meeting and any adjournments or postponements thereof.

You are entitled to vote at the Meeting if you owned shares of any Fund at the close of business on February 21, 2013. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE VOTE YOUR SHARES. WE ASK THAT YOU VOTE PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

Saturna Capital is available to assist you if you have any questions about the proposals or voting instructions. Please contact us at 1-800-SATURNA.

IN ADDITION TO VOTING BY MAIL YOU MAY ALSO VOTE EITHER BY TELEPHONE OR ONLINE, AS FOLLOWS:

To vote by Telephone:

(1) Read the Proxy Statement and have your Proxy Card at hand.

(2) Call the toll-free number that appears on your Proxy Card.

(3) Enter the control number set forth on the Proxy Card and follow the simple instructions.

To vote Online:

(1) Read the Proxy Statement and have your Proxy Card at hand.

(2) Go to the website that appears on your Proxy Card.

(3) Enter the control number set forth on the Proxy Card and follow the simple instructions.

We encourage you to vote by telephone or online using the control number that appears on the enclosed Proxy Card. Use of telephone or online voting will reduce the time and costs associated with this proxy solicitation.

Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote.

YOUR VOTE IS IMPORTANT. PLEASE VOTE YOUR SHARES.

By Order of the Board of Trustees,

Nicholas Kaiser
President

February 21, 2013

AMANA MUTUAL FUNDS TRUST

On behalf of

Amana Income Fund
Amana Growth Fund
Amana Developing World Fund

1300 N. State Street
Bellingham, WA 98225

NOTICE OF SPECIAL MEETING OF SHAREOWNERS TO BE HELD MAY 2, 2013

February 21, 2013

This document is a proxy statement ("Proxy Statement") with respect to the above-named series (each, "a Fund" and, collectively, "the Funds") of Amana Mutual Funds Trust ("Amana", or "the Trust") in connection with the solicitation of proxies by Amana's Board of Trustees ("Board") to be voted at a special meeting of shareowners to be held on May 2, 2013, at 1300 N. State Street, Bellingham, WA, on May 2, 2013, at 2:00 p.m., Pacific Time, for the purposes set forth below and described in greater detail in this Proxy Statement. (The special meeting and any adjournment(s) or postponement(s) of the special meeting are referred to in this Proxy Statement as the "Meeting.") This Proxy Statement, along with a Notice of Meeting and a Proxy Card, is first being mailed to shareowners of the Amana on or about March 1, 2013.

The following Proposals will be considered and acted upon at the Meeting:

Proposal	Shareowners Entitled to Vote	Page
(1) To elect six Trustees.	Shareowners of each Fund, voting together.	10
(2) To approve a proposed Agreement and Plan of Reorganization pursuant to which the Fund will be reorganized into a corresponding series ("New Fund") of a newly established Delaware statutory trust (each, a "Reorganization").	Shareowners of each Fund, voting separately by Fund.	21
(3) To transact such other business as may properly come before the Meeting.

VOTING INFORMATION

Shareowners of record of a Fund as of the close of business on February 21, 2013 ("Record Date") are entitled to be present and to vote at the Meeting. The number of shares that you may vote is the total of the number shown on the proxy card accompanying this Proxy Statement. Shareowners are entitled to one vote for each share and a fractional vote for each fractional share of the Fund that they own. On the Record Date, each Fund had the number of shares issued and outstanding as set forth in Exhibit C. To the best of Amana's knowledge, Exhibit D sets forth, as of the Record Date, certain information regarding persons who own beneficially or of record more than 5% of any class of shares of the Funds.

Revocation of Proxies

Any shareowner giving a proxy has the power to revoke it by mail (addressed to the Secretary of Amana at the address shown at the beginning of this Proxy Statement) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to Amana. A superseding proxy may also be executed by voting via telephone or online. The superseding proxy need not be voted using the same method (mail, telephone, or online) as the original proxy vote.

Quorum and Adjournment

The presence in person or by proxy of the holders of record of: (1) a majority of the outstanding shares of the Trust entitled to vote (with all Funds counted together) is a quorum at the Meeting for purposes of Proposal 1; and (2) a majority of the outstanding shares of each Fund (with each Fund counted separately) is a quorum at the Meeting for purposes of Proposal 2. In the event that a quorum is not present at the Meeting, or if there are insufficient votes to approve a proposal by the time of the Meeting, the proxies, or their substitutes, or the chairman of the Meeting may propose that such Meeting be adjourned one or more times to permit further solicitation. Any adjournment by the shareowners requires the affirmative vote of a majority of the total number of shares that are present in person or by proxy when the adjournment is being voted on. If a quorum is present, the proxies will vote in favor of any such adjournment all shares that they are entitled to vote in favor of the Proposal and the proxies will vote against any such adjournment any shares for which they are directed to vote against the Proposal. The proxies will not vote any shares for which they are directed to abstain from voting on the Proposal.

For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (i.e., shares held by brokers or nominees, typically in "street name," as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be treated as shares that are present for purposes of determining a quorum. For purposes of determining the approval of Proposal 2, abstentions and broker "non-votes" will be treated as shares voted "Against" the proposals. Accordingly, shareowners are urged to vote or forward their voting instructions promptly. Abstentions and broker non-votes will have no effect on Proposal 1, for which the required vote is a plurality of the votes cast.

Required Vote

Approval of Proposal 1 requires the favorable vote of the holders of a plurality of the outstanding shares of the Trust cast in person or by proxy, provided a quorum is present. Approval of Proposal 2 will be determined separately for each Fund. Approval of Proposal 2 requires the favorable vote of the holders of a majority of the outstanding shares of such Fund entitled to vote at the Meeting, provided a quorum is present.

Solicitation of Proxies

The initial solicitation of proxies will be made by mail or e-mail. Additional solicitations may be made by telephone, e-mail, mail or other personal contact by Amana's officers or employees or agents of Saturna Capital Corporation ("Saturna Capital"), the investment adviser for each Fund, or one of its affiliates or by a proxy soliciting firm retained by the Funds. Saturna Capital has retained Broadridge Financial Services as proxy solicitor to assist in the solicitation of proxy votes primarily by contacting shareowners by telephone and facsimile. The proxy solicitor's services include proxy consulting, mailing, tabulation and solicitation services. The cost of retaining such proxy solicitor is estimated to be $500,000 — $550,000, excluding printing and mailing costs. Costs will vary depending on the number of solicitations made. Amana's officers, and those employees and agents of Saturna Capital or its affiliates who assist in the proxy solicitation, will not receive any additional or special compensation for any such efforts. The cost of the solicitation, including retaining Broadridge Financial Services, will be borne by the Funds. In addition, the Funds will request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of their shares held of record by such persons. The Funds may reimburse such broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation.

Shareowner Reports

The most recent Semi-Annual Report for each Fund, including financial statements, for the semi-annual period ended November 30, 2012, and its most recent Annual Report preceding the Semi-Annual Report, have been mailed previously to shareowners. This Proxy Statement should be read in conjunction with the Annual

Report and Semi-Annual Report for each Fund you own. You can obtain copies of the Annual Report or Semi-Annual Report, without charge, by writing to Saturna Capital, 1300 N. State Street, Bellingham, WA 98225, by calling 1-800-SATURNA, or at www.amanafunds.com.

Householding

To avoid sending duplicate copies of materials to households, the Funds may mail only one copy of this Proxy Statement to shareowners having the same last name and address on the Funds' records, unless the Funds have received contrary instructions from a shareowner. The consolidation of these mailings benefits the Funds through reduced mailing expenses. If a shareowner wants to receive multiple copies of these materials or to receive only one copy in the future, the shareowner should make a request by writing to Saturna Capital, 1300 N. State Street, Bellingham, WA 98225 or by calling 1-800-SATURNA.

Except for this legend, this page has been intentionally left blank.

PROPOSAL 1

Affected: All Funds

ELECTION OF TRUSTEES

What are shareowners being asked to approve in Proposal 1?

The purpose of this proposal is to elect the Board of Trustees ("Board") for the Amana Mutual Funds Trust ("Amana", or "the Trust"). Three series comprise the Trust: Amana Income Fund, Amana Growth Fund, and Amana Developing World Fund (each, a "Fund", and collectively, "the Funds"). All of the nominees listed below are currently Trustees of Amana, and each incumbent Trustee, with the exception of Dr. Mirza,¹ has served in that capacity since originally elected or appointed. It is intended that the enclosed proxy card will be voted for all six nominees listed below (each, a "Nominee" and collectively, "Nominees") unless a proxy card contains specific instructions to the contrary. If elected, each Nominee, except Mr. Kaiser, would serve at least initially as a Trustee who is not an "interested person" ("Disinterested Trustee"), as that term is defined in the Investment Company Act of 1940, as amended ("1940 Act"), of the Funds. Each Nominee who is not a Disinterested Trustee is referred to as an "Interested Trustee." (See footnote 3 found on page 12.)

Talat M. Othman
Iqbal J. Unus
Miles K. Davis
M. Yaqub Mirza
Ronald H. Fielding
Nicholas F. Kaiser

The Governance, Compensation, and Nominations Committee of the Board met to consider Board candidates and, after due consideration, recommended to the Board the Nominees listed above for election by shareowners. The Governance, Compensation, and Nominations Committee took into consideration the knowledge, background, and experience of each Nominee. In particular, the Governance, Compensation, and Nominations Committee considered each Nominee's ability to bring integrity, insight, energy, and analytical skills to the deliberations of the Board; ability and willingness to make the considerable time commitment necessary to function as an effective Board member; and prior years of service as a Trustee of Amana and familiarity with the Funds.

¹ M. Yaqub Mirza served as an independent trustee from 1987-2003 and again from 2009 — Present.

As will be explained in greater detail in Proposal 2, the Board has approved a series of proposals that are designed to streamline and modernize the operations of Amana. The proposals include reorganizing the Funds and the Trust under a newly established Delaware statutory trust ("New Trust"). If elected by the shareowners of Amana, the same individuals will serve as Trustees of the New Trust.

The Nominees each have consented to be named in this Proxy Statement and to serve as Trustees if elected. The Board has no reason to believe that any of the Nominees will become unavailable for election as a Trustee, but if that should occur before the Meeting, the proxies will be voted for such other nominees as the Board may recommend. None of the Nominees is related to one another.

No Nominee is a party adverse to any Fund or any of its affiliates in any material pending legal proceeding, nor does any Nominee have any interest materially adverse to any Fund or any of its affiliates.

Who are the Nominees to the Board?

Information about the Nominees, including their addresses, years of birth, principal occupations during the past five years, and other current Directorships, is set forth in the following table.

Amana Mutual Funds Trust (3 portfolios), together with the Saturna Investment Trust (7 portfolios), constitutes the Saturna Fund Complex ("Fund Complex").

The Board oversees the operations of the Funds, and is responsible for the overall management and supervision of the affairs of Amana in accordance with the laws of the State of Indiana. Messrs. Fielding and Kaiser also serve as Trustees for the funds in the Saturna Investment Trust.

Subject to the Emeritus Trustee and Trustee Retirement Policies, a Trustee serves for the lesser of 1) the lifetime of Amana; 2) upon reaching age 78; or 3) or until resignation, death, removal, retirement or non re-election by the shareowners. The Board appoints officers and delegates to them the management of the day-to-day operations of the Funds with general oversight by the Board.

INFORMATION REGARDING NOMINEES

I. FOR ELECTION AT THE MEETING

Name, Year Of Birth, and Address²	Position(s) Held with Trust	Trustee Since	Principal Occupation(s) during past 5 years, including Directorships	Number of Funds in Fund Complex Overseen	Other Directorships Held By Trustee
Nominees for Disinterested Trustee
Talat M. Othman 1936	Chairman, Trustee	2001	President, Grove Financial, Inc. (financial services)	3	None
Iqbal J. Unus, PhD 1944	Trustee	1989	Adviser, The Fairfax Institute; previously Dean of Students/Registrar, School of Islamic and Social Sciences	3	None
Miles K. Davis, PhD 1959	Trustee	2008	Dean and George Edward Durell Chair of Management, Harry F. Byrd, Jr. School of Business, Shenandoah University; Associate Professor of Management/Director of the Institute for Entrepreneurship, Shenandoah University	3	None
M. Yaqub Mirza, PhD 1946	Vice Chairman, Trustee	1987—2003; 2009—present	CEO, Sterling Management Group, Inc.	3	None
Ronald H. Fielding, MA, MBA, CFA 1949	Trustee	2012	Retired (2009); Senior Vice President & Portfolio Manager, Oppenheimer Funds Rochester Division	10	Saturna Investment Trust; ICI Mutual Insurance Company
Nominee for Interested Trustee³
Nicholas F. Kaiser, MBA, CFA 1946	President, Trustee	1989	Chairman, Saturna Capital (the Trust's investment adviser)	10	Saturna Investment Trust; Saturna Capital; Saturna Brokerage Services; Saturna Trust Company; Saturna Sendirian Berhad

² The address for each Nominee and Trustee is 1300 N. State Street, Bellingham, WA 98225.

³ Mr. Kaiser is an interested person of Amana as Chairman of Saturna Capital Corporation, Amana's Investment Adviser. Mr. Kaiser, Mr. Fankhauser, Mr. Lewis, and Mrs. Bartolome hold the same positions with Saturna Investment Trust, which has seven fund portfolios and is also managed by Saturna Capital Corporation.

12	13

Who are the other executive officers of Amana?

The Board has appointed officers who are responsible for the day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Kaiser, who is President, Amana's principal officers are:

Name, Year of Birth, and Address[4]	Position Held With Amana	Officer of Amana Since	Officer of Fund Complex Since	Principal Occupation(s) During Past 5 Years
Jane K. Carten, MBA 1975	Vice President	2012	2012	President, Chief Executive Officer, and Director, Saturna Capital; Secretary and Director, Saturna Brokerage Services; Vice President and Director, Saturna Trust Company
Christopher R. Fankhauser 1972	Treasurer	2002	2002	Chief Operations Officer and Director, Saturna Capital; Vice President and Chief Operations Officer, Saturna Brokerage Services
Ethel B. Bartolome 1972	Secretary	2003	2003	Corporate Administrator and Secretary, Saturna Capital
Michael E. Lewis 1961	Chief Compliance Officer	2012	2012	Chief Compliance Officer, Saturna Capital and affiliates, since 2012; Seattle District Director, Financial Industry Regulatory Authority, 2006 to 2010.

4 The address for each Officer is 1300 N. State Street, Bellingham, WA 98225.

What is the share ownership in the Funds by the Nominees and the officers?

As of February 21, 2013, each of the Nominees and executive officers of Amana beneficially owned individually and collectively as a group less than 1% of the outstanding shares of Income Fund and Growth Fund, and X.XX% of the outstanding shares of Developing World Fund.

The following table sets forth the aggregate dollar range of equity securities owned by each Nominee of each Fund and of all the funds in the Fund Complex as of February 21, 2013. The information as to beneficial ownership is based on information furnished by each Nominee.

Name of Trustee	Income	Growth	Developing World
Disinterested Trustees/Nominees
Talat M. Othman	$10,001 to $50,000	None	None
Iqbal J. Unus	$50,001 to $100,000	Over $100,000	None
Miles K. Davis	$10,001 to $50,000	$10,001 to $50,000	$1 to $10,000
M. Yaqub Mirza	Over $100,000	Over $100,000	$10,001 to $50,000
Ronald H. Fielding	$10,001 to $50,000	$10,001 to $50,000	$10,001 to $50,000
Interested Trustee/Nominee
Nicholas F. Kaiser	Over $100,000	Over $100,000	Over $100,000

Name of Trustee	Aggregate Dollar Range of Securities in Funds Overseen by Trustee in Fund Complex
Disinterested Trustees/Nominees
Talat M. Othman	$10,001 to $50,000
Iqbal J. Unus	Over $100,000
Miles K. Davis	$10,001 to $50,000
M. Yaqub Mirza	Over $100,000
Ronald H. Fielding	Over $100,000
Interested Trustee/Nominee
Nicholas F. Kaiser	Over $100,000

The Board normally schedules regular quarterly meetings. During the calendar year ended December 31, 2012, the Board met four times. Each incumbent Trustee attended at least 75% of all meetings of the Board held during the calendar year, including the meetings of the Board's standing committees on which such Trustee was a member. Amana does not hold annual shareowners meetings, and therefore, the Board does not have a policy with regard to Trustee attendance at such meetings.

Since the beginning of the most recent fiscal year, Mr. Kaiser is the only nominee to have purchased or sold securities of the investment adviser or any related entity. In two separate transactions, Mr. Kaiser exercised stock options granted pursuant to the adviser's employee stock option plan. On 6/15/12, Mr. Kaiser purchased 1,700 shares at $123.10 per share and on 12/14/12 he purchased 330 shares at $233.05 per share. No arrangement or understanding with respect to the composition of the board of trustees of the Funds or of the board of directors of the investment adviser, or with respect to the selection of appointment of any person to any office with either such company was made in connection with these transactions.

What is the compensation for Trustees on the Board?

The fees paid to the Trustees are divided among the funds in the Trust based on each Fund's net assets. Saturna Capital or its affiliates pay the officers, including Mr. Kaiser. The Trust reimburses Saturna Capital for a portion of the compensation paid the Trust's Chief Compliance Officer.

The following table lists compensation paid to the Trustees of Amana for the calendar year ended December 31, 2012, as well as information regarding compensation from the Fund Complex for the calendar year ended December 31, 2012. No pension or retirement benefits are proposed to be paid to any Trustee by Amana or any fund in the Fund Complex.

Name of Trustee	Aggregate Compensation from Amana	Total Compensation From the Fund Complex
Disinterested Trustees/Nominees
Talat M. Othman	$15,000	$15,000
Iqbal J. Unus	$14,500	$14,500
Miles K. Davis	$12,000	$12,000
M. Yaqub Mirza	$14,500	$14,500
Ronald H. Fielding	$11,000	$19,250
Interested Trustee/Nominee
Nicholas F. Kaiser	$0	$0

The Board established the honorary status of Emeritus Trustee, to encourage the continued interest of recent Trustees in the activities of Amana, and to avail the Board of the experience and wisdom of past Trustees. Any retiring or resigning Amana Trustee may elect to become an Emeritus Trustee. The term is limited to three years, commencing on the effective date of retirement or resignation as a Trustee. Their presence and honorary status will be noted in the minutes of any Board meeting they attend.

What is Amana's governance structure and the Board's role in risk oversight?

Committees

The Board has established the following standing committees: the Audit and Compliance Committee; the Executive Committee; and the Governance, Compensation, and Nominations Committee. The respective duties and current memberships of the standing committees are:

Audit and Compliance Committee. The Audit and Compliance Committee operates under a specific charter, selects the independent registered public accounting firm, reviews all audit reports and monitors compliance programs. Ronald H. Fielding, M. Yaqub Mirza, and Talat M. Othman are the members of the Audit and Compliance Committee. During the fiscal year ended May 31, 2012, the Audit and Compliance Committee met one time.

Executive Committee. The Executive Committee has the power to act on behalf of the Board between meetings and to exercise most powers of the Trustees in the management of the Trust. M. Yaqub Mirza, Talat M. Othman, Miles K. Davis, and Nicholas F. Kaiser are the members of the Executive Committee. During the fiscal year ended May 31, 2012, the Executive Committee did not meet.

Governance, Compensation, and Nominations Committee. The Governance, Compensation, and Nominations Committee oversees the Board's annual review of operations and structure, and recommends trustee compensation. Shareowners wishing to recommend nominees may do so by sending written information to Dr. Unus at his address as given above. Iqbal J. Unus, Talat M. Othman, and Nicholas F. Kaiser are the members of the Governance, Compensation and Nominations Committee. With respect to the selection of nominees for Disinterested Trustees Mr. Kaiser acts solely in an advisory capacity and does not vote. During the fiscal year ended May 31, 2012, the Governance, Compensation and Nominations Committee met two times.

Leadership Structure and Board of Trustees

As part of its annual governance assessment, the Board reviews the collective and individual experience, qualifications, attributes, and skills of the Trustees. Attributes common to all Trustees are strong educational backgrounds, lifetimes of experience in business and finance, and ability to effectively request, evaluate, and discuss information about Amana with the adviser and other service providers to the Trust. The Chairman of the Board and all other Trustees (except Mr. Kaiser) are independent of the adviser or other service providers. They reside in diverse communities across the continent, and all have lived outside the United States.

The Board has concluded that its current leadership structure, in which the Chairman of the Board is not affiliated with the adviser, is appropriate and in the best interest of shareowners, in light of the services provided to the Trust. In making the determination that each Trustee is qualified to serve, the Board considers a variety of criteria, including actual service, commitment, and participation of each Trustee during his tenure with the Trust. In addition to the information set forth in the Trustees table above and other relevant qualifications, the following are additional important qualifications of each Trustee:

Talat M. Othman is the Trust's independent chairman, having joined the Board in 2001. Mr. Othman is the CEO of Grove Financial, Inc. (Chicago), an international investment management firm focused on the Middle East. He has a distinguished career as a board member and leader of various international banking and business organizations, charitable, government and educational institutions, and Islamic groups.

Iqbal J. Unus, PhD, has served on the Board of Trustees since 1989. Currently Adviser of the Fairfax Institute (Washington, DC area), Dr. Unus has a long management career in Islamic education and service institutions. He is the former Dean of Students/Registrar at the School of Islamic and Social Sciences (Leesburg, VA).

Miles K. Davis, PhD, is Dean and George Edward Durell Chair of Management, Harry F. Byrd, Jr. School of Business at Shenandoah University (Winchester, VA). Dr. Davis is active in the microfinance movement, and lectures regularly in the U.S., Africa, and Europe. He also conducts research on faith-based entrepreneurship and has several published reference articles in that area.

M. Yaqub Mirza, PhD, the Trust's independent vice chairman, suggested the concept of an Islamic equity mutual fund in 1984. He is a founding member of the Board of Trustees and served from 1987 through 2003 as an independent Trustee, and as chairman of the Board from 2000 until 2003. He is the CEO of Sterling Management Group, Inc. (Herndon, VA), a venture capital, securities management, and real estate investment firm. Dr. Mirza has served on the boards of public and private corporations, and has been actively involved with agro-industrial and technology businesses in several countries. He serves as a leader of numerous charities, and lectures on both entrepreneurialism and philanthropy.

Ronald H. Fielding, MA, MBA, CFA, has worked in the mutual fund industry as a portfolio manager and senior officer of fund advisers for over 25 years. He has served on the board of Investment Company Institute Mutual Insurance for 15 years. He has taught courses in finance and economics. He has served on philanthropic and educational institution boards.

Nicholas F. Kaiser, MBA, CFA, is president of the Trust and the portfolio manager of the Amana Income, Amana Growth, and Amana Developing World Funds. He

is chairman of Saturna Capital, Amana's investment adviser and administrator. For over 30 years, Mr. Kaiser and his firms have provided investment management, administration, accounting, servicing, marketing, and other services to mutual funds.

Board Role in Risk Oversight

The Board's role in management of the Trust is oversight. Day-to-day management of the Trust, selection of Fund investments, administration services, and management of operational and portfolio risk are responsibilities of the adviser. Distribution services are the responsibility of Saturna Brokerage Services, a subsidiary of the Saturna Capital. The Board, through reports from the adviser, distributor, and third parties; meetings of the whole board as well as its committees; independent experiences including shareowner contacts; and communications with board advisors such as auditors, legal counsel, compliance officers and regulators; provides only general supervision and risk oversight. The Chairman's duties include developing the agenda for each Board meeting in consultation with management, presiding at each Board meeting, discussing Trust matters with management between Board meetings, and facilitating communication and coordination between the Trustees and management.

What is Amana's process for Nominating Trustee candidates?

Governance, Compensation, and Nominations Committee Charter. A copy of the Governance, Compensation, and Nominations Committee Charter is included as Exhibit E.

Shareowner Communications. The Governance, Compensation, and Nominations Committee will consider candidates recommended by shareowners of Amana. Shareowners should direct the names of candidates they wish to be considered to the attention of the Governance, Compensation, and Nominations Committee, in care of the Secretary, at the address of Amana listed on the front page of this Proxy Statement. Such candidates will be considered with any other Trustee candidates.

Nominee Qualifications. The Governance, Compensation, and Nominations Committee will consider nominees recommended by shareowners on the basis of the same criteria used to consider and evaluate candidates recommended by other sources. The Governance, Compensation, and Nominations Committee considers, among other things, a high level of integrity, appropriate experience, a commitment to fulfill the fiduciary duties inherent in Board membership, and the extent to which potential candidates possess sufficiently diverse skill sets that would contribute to the Board's overall effectiveness.

For candidates to serve as disinterested Trustees, independence from the Funds' investment adviser, its affiliates and other principal service providers is critical, as is an independent and questioning mindset. The Governance, Compensation, and Nominations Committee also considers whether the prospective candidates'

circumstances would allow them to conveniently attend the vast majority of Board meetings, be available for service on Board committees, and devote the additional time and effort necessary to keep up with Board matters and the changing regulatory environment in which the Funds operate. Different substantive areas may assume greater or lesser significance at particular times, in light of the Board's present composition and the Governance, Compensation, and Nominations Committee's (or the Board's) perceptions about future issues and needs.

Identifying Nominees. The Governance, Compensation, and Nominations Committee considers prospective candidates from any reasonable source. The Governance, Compensation, and Nominations Committee initially evaluates prospective candidates on the basis of preliminary information required of all preliminary candidates, considered in light of the criteria discussed above. Those prospective candidates that appear likely to be able to fill a significant need of the Board would be contacted by a Governance, Compensation, and Nominations Committee member by telephone to discuss the position; if there appeared to be sufficient interest, a meeting with one or more Governance, Compensation, and Nominations Committee members would be arranged. If the Governance, Compensation, and Nominations Committee, based on the results of these contacts, believed they had identified a viable candidate, they would air the matter with the full group of disinterested Board members for input.

Any request by management to meet with the prospective candidate would be given appropriate consideration. Amana has not paid a fee to third parties to assist in finding nominees.

REQUIRED VOTE

Approval of Proposal 1 requires the favorable vote of the holders of a plurality of the shares cast in person or by proxy of Amana Mutual Funds Trust, provided a quorum is present.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES TO THE BOARD OF TRUSTEES OF THE AMANA MUTUAL FUNDS TRUST.

PROPOSAL 2

Affected: All Funds

APPROVAL OF AGREEMENTS AND PLANS OF REORGANIZATION

OVERVIEW

How will the Funds be reorganized?

At its meetings on December 10, 2012, and February 6, 2013, the Board of Amana approved, on behalf of the Funds, an Agreement and Plan of Reorganization ("Reorganization Agreement") in substantially the form attached to this Proxy Statement as Exhibit A, pursuant to which each Fund would be reorganized into a corresponding New Fund, a series of Amana Mutual Funds Trust, which is a newly established Delaware statutory trust. The name of each New Fund will be the same as its corresponding Fund's current name. Similarly, the New Trust will have the same name as the old trust.

What are shareowners being asked to approve in Proposal 2?

Shareowners of each Fund are now being asked to approve the Reorganization Agreement. If shareowners of a Fund approve the Reorganization Agreement, the Trustees and officers of Amana will implement the Reorganization Agreement. If approved, it is expected that the Reorganization will take effect after the close of business on or about May 31, 2013, although this date may be adjusted in accordance with the Reorganization Agreement ("Closing Date").

The Reorganization Agreement contemplates, with respect to each Fund:

  The transfer of all of the assets of the Fund to a corresponding New Fund, a series of the New Trust, in exchange for shares of beneficial interest ("shares") of the corresponding New Fund;
  The assumption by the corresponding New Fund of all of the liabilities of the Fund;
  The distribution to each shareowner of the Fund, in constructive exchange for its shares of the Fund, of the same number of full and fractional shares of the New Fund, having the same aggregate net asset value as the full and fractional shares of the Fund held by that shareowner at the close of business on the Closing Date; and
  The subsequent complete liquidation and termination of the Trust.

For the Reorganization to occur, each Fund's shareowners will need to approve their Reorganization. Accordingly, the consummation of each Reorganization is contingent on the consummation of all of the other Reorganizations. For a more detailed discussion of the terms of the Reorganization Agreement, please see "Summary of the Reorganization Agreement" below.

If approved, the Reorganization of a Fund will have the following effects with respect to its corresponding New Fund immediately after the Closing Date:

  If elected, the same Trustees nominated for election in Proposal 1 will serve as Trustees for the New Trust (except as otherwise specified, the Board of Trustees for the New Trust will also be referred to as the "Board").
  The New Fund will enter into an investment management agreement with Saturna Capital that is the same as the agreement currently in place with respect to the Fund (except for the domicile of the entity entering into the agreement and the date of the agreement).
  A distribution plan will be adopted in accordance with Rule 12b-1 under the 1940 Act with respect to the New Fund that is the same as the Fund's existing plan.
  Shareowners will be deemed to have approved, to the extent necessary, any actions required to terminate the Trust.

Shareowners of the Funds are not being asked to vote separately on these matters. By voting "FOR" Proposal 2, a Fund's shareowners are voting to approve all the actions described above for the Fund and its corresponding New Fund. More information on each of these matters is discussed under "Comparison of the New Funds and the Funds" below.

Why is the Board recommending approval of the Reorganization Agreement?

As noted above, at its meetings held on December 10, 2012 and February 6, 2013, the Board of Amana approved a series of proposals and actions that are designed to streamline and modernize the operations of the Trust by reorganizing Amana to a different jurisdiction.

The primary purpose of the proposed Reorganization is to allow the Funds to operate under modern and flexible governing documents. In unanimously approving the Reorganization Agreement and recommending that shareowners of the Funds also approve the Reorganization Agreement, the Board of Amana was provided and evaluated such information as it reasonably believed necessary to consider the proposed Reorganization. The Board of Amana unanimously determined that (1) the investment interests of each Fund's shareowners will not be diluted as a result of the Reorganization and (2) participation in the Reorganization is in the best interests of each Fund and its shareowners. Summarized below are the key factors considered by the Board:

  In recent years, many mutual funds have reorganized as Delaware statutory trusts. Saturna informed the Board that the Delaware statutory Trust form of organization provides more flexibility with respect to the administration of the New Funds, which potentially could lead to greater operating efficiencies and lower expenses for shareowners of the New Funds.
  Saturna informed the Board that the New Funds may be able to realize greater operating efficiencies because the Reorganization would permit the New Funds to operate under uniform, modern and flexible governing documents that would reduce future reporting, filing and proxy costs and reduce costs associated with Fund governance.
  Saturna informed the Board that the Reorganization will not result in any change in the investment objective(s) or principal investment strategies of any of the Funds.
  Saturna informed the Board that there is no anticipated material adverse effect on the Funds' annual operating expenses and shareowner fees and services as a result of the Reorganization.
  Each New Fund will offer shares without sales loads, as are the shares of its corresponding Fund.
  K&L Gates LLP ("K&L Gates"), independent counsel to Amana, advised the Board that there are no anticipated direct or indirect federal income tax consequences of the Reorganization to Fund shareowners.

What effect will the Reorganization have on the Funds and their shareowners?

The Reorganization will not result in any change in the investment objective(s) or principal investment strategies of any of the Funds, although the investment restrictions are being removed from the by-laws in favor of disclosure only in the registration statement. Immediately after a Reorganization, the investment adviser, portfolio managers and other service providers for a New Fund will be the same as they were for the corresponding Fund prior to the Reorganization; the services provided by those service providers for the New Fund will be the same as they were for the corresponding Fund prior to the Reorganization; and the New Fund will offer the same services to shareowners as are currently provided by the corresponding Fund.

Immediately after a Reorganization, each shareowner of a Fund will own shares of the corresponding New Fund that are equal in number and in value to the shares of the Fund that were held by the shareowner immediately prior to the closing of the Reorganization. For example, if you currently own 100 shares of a Fund, immediately after the closing of that Fund's Reorganization you will own 100 shares of the corresponding New Fund having the same net asset value as your original 100 shares of the Fund.

As a result of the Reorganization, shareowners of each Fund, which is a series of Amana Mutual Funds Trust, an Indiana statutory Trust, will become shareowners of the corresponding New Fund, which is a series of the Amana Mutual Funds Trust, a Delaware statutory trust. For a comparison of certain attributes of these entities that may affect shareowners of the Funds, please see "Comparison of the New Funds and the Funds—How will the New Funds be organized?" below.

Will there be any sales load, commission or other transactional fee paid by shareowners in connection with the Reorganization?

No. The full value of your shares of a Fund will be exchanged for shares of the corresponding New Fund without any sales load, commission or other transactional fee being imposed on you. The costs of the Reorganization will be paid by the Funds and, as applicable, the corresponding New Funds.

What will be the income tax consequences of the Reorganization?

As a condition to consummation of the Reorganization, the Funds will receive an opinion from K&L Gates to the effect that neither the Funds nor their shareowners will recognize any gain or loss as a result of the Reorganization. Please see "Summary of the Reorganization Agreements—What are the income tax consequences of the Reorganization?" below for further information.

Who is bearing the expenses related to the Reorganization?

The Funds and, as applicable, the New Funds will bear the expenses associated with the Reorganization. The share of the expenses related to the Reorganization to be paid by each Fund will be based in part on its average net assets as a percentage of the aggregate average net assets of the Funds and in part on the number of shareowners in the Fund.

SUMMARY OF THE REORGANIZATION AGREEMENTS

What are the material terms and conditions of the Reorganization Agreement?

The terms and conditions under which the Reorganization would be completed are contained in the Reorganization Agreement. The following summary of the Reorganization Agreement is qualified in its entirety by reference to the Reorganization Agreement itself, the form of which is attached to this Proxy Statement as Exhibit A.

The Reorganization Agreement provides that each New Fund will acquire all of the assets of the corresponding Fund in exchange solely for shares of the New Fund and the New Fund's assumption of such Fund's liabilities. The Reorganization Agreement further provides that, as promptly as practicable after the Closing Date, the Fund will distribute the shares of the New Fund it receives in the Reorganization to its shareowners.

The number of full and fractional shares of the New Fund you will receive in the Reorganization will be equal in value, as calculated at the close of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the Closing Date, to the number of full and fractional shares of the Fund you own on the Closing Date. The New Fund will not issue certificates representing the New Fund shares issued in connection with the Reorganization.

After such distribution, the Board will take all necessary steps under applicable state law, its governing documents, and any other applicable law to effect a complete termination and dissolution of the Trust.

The Reorganization Agreement may be terminated, and the Reorganization may be abandoned at any time prior to consummation, before or after approval by shareowners of the Funds, in the case of a material breach of the Reorganization Agreement, failure to satisfy a condition specified in the Reorganization Agreement, or in certain other circumstances. The completion of the Reorganization also is subject to various conditions, including: (1) completion of all necessary filings with the Securities and Exchange Commission and state securities authorities; (2) the receipt of all material consents, orders and permits of federal, state, and local regulatory authorities necessary to consummate the Reorganization; (3) delivery of a legal opinion regarding the federal income tax consequences of the Reorganization; (4) the issuance by each New Fund of an initial share to Saturna Capital or its affiliate, to permit Saturna Capital or its affiliate to take all necessary actions as the New Fund's sole shareowner that are required to be taken by the New Fund; (5) the New Trust (on behalf of the New Funds) having entered into or adopted, as applicable, an investment management agreement, a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and such other agreements and plans necessary for each New Fund's operations; and (6) other customary corporate and securities matters. Subject to the satisfaction of those conditions, the Reorganization will take place immediately after the close of business on the Closing Date. The Reorganization Agreement provides that either Amana or the New Trust may waive compliance with any of the covenants or conditions made therein for the benefit of the Fund or New Fund, as applicable, if, in the judgment of the Board, such waiver will not have a material adverse effect on the Fund's shareowners other than the requirement listed in clause (3) above.

For the Reorganization to occur, each Fund's shareowners will need to approve its Reorganization. Accordingly, the consummation of the Reorganization is contingent on the consummation of all of the other Reorganizations. In the event that shareowners of a Fund do not approve the Reorganization Agreement or the Reorganization is not consummated for any other reason, the Board will consider other courses of action.

What are the income tax consequences of the Reorganization?

The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code").

As a condition to consummation of the Reorganization, Amana and the New Trust will receive an opinion from K&L Gates ("Opinion") substantially to the effect that, for federal income tax purposes, with respect to each Reorganization and the Fund and the New Fund participating therein:

  The Reorganization will qualify as a "reorganization" (as defined in section 368(a)(1)(F) of the Code), and the Fund and the New Fund each will be a "party to a reorganization" (within the meaning of section 368(b) of the Code);
  Neither the Fund nor the New Fund will recognize any gain or loss on the Reorganization;
  The Fund's shareowners will not recognize any gain or loss on the exchange of their shares of the Fund solely for shares of the New Fund;
  A Fund shareowner's aggregate tax basis in the New Fund shares he or she receives pursuant to the Reorganization will be the same as the aggregate tax basis in the Fund shares the shareowner actually or constructively exchanges for those New Fund shares, and the shareowner's holding period for those New Fund shares will include, in each instance, his or her holding period for those Fund shares (provided the shareowner holds them as capital assets on the Closing Date);
  The New Fund's tax basis in each asset the Fund transfers to it will be the same as the Fund's tax basis in that asset immediately before the Reorganization, and the New Fund's holding period for each such asset will include the Fund's holding period therefor (except where the New Fund's investment activities have the effect of reducing or eliminating an asset's holding period); and
  For purposes of section 381 of the Code, the New Fund will be treated just as the Fund would have been treated if there had been no Reorganization. Accordingly, the Reorganization will not result in the termination of the Fund's taxable year, its tax attributes enumerated in section 381(c) of the Code will be taken into account by the New Fund as if there had been no Reorganization, and the part of the Fund's taxable year before the Reorganization will be included in the New Fund's taxable year after the Reorganization.

The Opinion will be based on the facts and assumptions mentioned therein and conditioned on (a) the representations of Amana and the New Trust set forth in the Reorganization Agreement (and, if requested, in separate letters to K&L Gates) being true and complete on the Closing Date and (b) the Reorganization being completed in accordance with the Reorganization Agreement (without the waiver or modification of any terms or conditions thereof and without taking into account any amendment thereof that K&L Gates has not approved). Notwithstanding clauses (2) and (5) above, the Opinion may state that no opinion is expressed as to the effect of a Reorganization on the Fund or the New Fund participating therein or the shareowners thereof with respect to any transferred asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

COMPARISON OF THE NEW FUNDS AND THE FUNDS

How will the New Funds be organized?

Amana is currently organized as an Indiana business trust. If the Reorganization is approved, each Fund will reorganize into a corresponding series of the New Trust, which is a Delaware statutory trust governed by a Trust Instrument and By-Laws. The Board of the New Trust is expected to be the same six (6) Nominees identified in Proposal 1. Applicable state and federal law also govern the operations of each Fund and New Fund.

Under the Trust Instrument and By-Laws of the New Trust, the Board of the New Trust will have more flexibility than presently and, subject to applicable requirements of the 1940 Act and Delaware law, broader authority to act, as further described below. The increased flexibility may allow the Board of the New Trust to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow the New Funds to operate in a more efficient and economical manner and will reduce the circumstances in which shareowner approval will be required. Delaware law also promotes ease of administration by permitting the Board of the New Trust to take certain actions, for example, establishing new investment series, without filing additional documentation with the state, which would otherwise require additional time and costs.

Importantly, the Trustees of the New Trust will have the same fiduciary obligations to act with due care and in the interest of the New Funds and their shareowners as do the Trustees of Amana with respect to the Funds and their shareowners.

The New Trust provides for dollar-weighted shareowner voting, rather than the voting by number of shares that applies with respect to Amana. Under the Trust Instrument of the New Trust, the number of votes to which a shareowner of the New Trust will be entitled will be equal to the value of his or her investment in the New Trust as of the applicable record date, rather than the number of shares of the New Fund(s) held by the shareowner. For example, a shareowner presently owning 1000 shares of a Fund having a net asset value per share of $10 has 1000 votes with an investment of $10,000, and a shareowner owning 2000 shares of another Fund having a net asset value of $5 has 2000 votes with an investment of $10,000. Following the Reorganization of these Funds, each shareowner would have 10,000 votes, the value of the shareowner's investments. The Board of Trustees considered various factors relating to dollar-weighted voting and also compared dollar-weighted voting to voting by number of shares and determined that using dollar-weighted voting under the proposed structure for the Trust is appropriate since dollar-weighted voting ties shareowner voting to economic interest.

Certain other similarities and differences between the New Trust and Amana are summarized in Exhibit B, although this is not a complete comparison. Shareowners should refer to the provisions of the governing documents and the relevant state law directly for a more thorough comparison. Copies of the governing documents are available to shareowners without charge upon written request to Saturna Capital, 1300 N. State Street, Bellingham, WA 98225.

What will happen to each Fund's investment management agreement with Saturna Capital?

The Reorganization Agreement requires the New Trust to enter into an investment management agreement with respect to each of the New Funds. The approval by a Fund's shareowners of the Reorganization Agreement will constitute shareowner approval of the investment management agreement with Saturna Capital with respect to the corresponding New Fund. This means that, if the Reorganization Agreement for a Fund is approved by its shareowners and the Reorganization of the Fund occurs, the new investment management agreement with Saturna Capital with respect to the corresponding New Fund will be substantially identical to the current investment management agreement with the Fund.

Will the management fees for the New Funds be different?

No. The contractual management fee will be the same as that currently in place for each Fund, and the investment adviser intends to continue the voluntary fee waivers currently in place. As a result, there will be no change in the effective management fee.

What will happen to each Fund's distribution plan?

Each Fund has adopted a distribution plan in accordance with Rule 12b-1 under the 1940 Act ("Current 12b-1 Plan"). If a Fund's Reorganization is approved, the corresponding New Fund will adopt new distribution plans in accordance with Rule 12b-1 ("New 12b-1 Plans"). The terms and fees of the New 12b-1 Plans are the same as those of the Current 12b-1 Plans.

The Board of Amana, including the Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the Current 12b-1 Plans or its affiliates, last approved the continuation of the Current 12b-1 Plans on September 10, 2012.

Each Current 12b-1 Plan can be terminated at any time by a vote of a majority of the Disinterested Trustees or by a vote of a majority of the outstanding voting securities of a Fund. Each New 12b-1 Plan will be terminable in the same ways.

How will the Current Funds' investment objectives change?

The Funds' investment objectives will remain the same.

How will the investment restrictions of the New Funds differ from the investment restrictions of the Funds?

The 1940 Act requires each registered investment company to adopt fundamental investment restrictions with respect to several specific types of activities, including the fund's ability to:

  Concentrate its investments in any particular industry or group of industries;
  Borrow money;
  Issue senior securities;
  Make loans to other persons;
  Purchase or sell real estate;
  Purchase or sell commodities; and
  Underwrite securities issued by other persons.

Although the investment restrictions of each Fund are being removed from Amana's by-laws in favor of disclosure only in the registration statement, each Fund's investment restrictions will remain the same.

REQUIRED VOTE

Approval of Proposal 2 will be determined separately for each Fund. The consummation of a Reorganization is contingent on the approval of the Reorganization Agreement by each Fund's shareowners. Approval of Proposal 2 for a Fund requires the favorable vote of the holders of a majority of the shares cast in person or by proxy of that Fund, provided a quorum is present.

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREOWNERS OF EACH FUND VOTE "FOR" APPROVAL OF THE REORGANIZATION AGREEMENT.

GENERAL INFORMATION ABOUT THE FUNDS

Management and Other Service Providers

For each Fund, its investment adviser, transfer and accounting services agent is Saturna Capital, and its principal underwriter is Saturna Brokerage Services. Each of these entities has as its principal place of business 1300 N. State Street, Bellingham, WA, 98225.

Saturna Brokerage Services is a wholly-owned subsidiary of Saturna Capital Corporation.

Investment Adviser

Each Fund is managed by Saturna Capital, subject to the authority of the Board of Trustees. Saturna Capital provides investment advice to the Funds and supervises each Fund's investments. Saturna Capital has served as investment manager to Amana Income Fund since 1989, and to Amana Growth Fund and Amana Developing World Fund since their inceptions.

Each Fund has an Investment Management Agreement ("Management Agreement") with Saturna Capital. Under the Management Agreement, Saturna Capital is employed to supervise the investments of the Fund and provide investment advice to the Fund. The Management Agreement obligates Saturna Capital to make investments for the account of the Fund in accordance with its best judgment and within the investment objective(s) and restrictions set forth in the Fund's prospectus, the 1940 Act and the provisions of the Code relating to regulated investment companies, subject to any directions of the Board. Saturna Capital also determines the securities to be purchased or sold by each Fund and places the orders.

Under the Management Agreement, Saturna Capital also provides each Fund with administration services including bookkeeping and accounting, maintenance of the Fund's records, pricing of the Fund's shares, preparation of prospectuses for existing shareowners, and preparation of proxy statements and certain shareowner reports.

Following the Reorganization, Saturna will continue to serve the New Funds as their investment adviser and administrator.

Transfer Agent and Accounting Services Agent

Saturna Capital performs transfer agency functions, including the issuance, transfer and redemption of shares, distribution of dividends and payment of redemptions, and the furnishing of related information to each Fund, pursuant to a separate Transfer Agency Agreement with each Fund.

Underwriter

Saturna Brokerage Services, a wholly-owned subsidiary of Saturna Capital, serves as the principal underwriter for the Funds.

Custodian

Each Fund's custodian is BNY Mellon whose address is 2 Hansen Place, Brooklyn, New York 11217. In general, the custodian is responsible for holding the Fund's cash and securities.

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP ("Tait"), located at 1818 Market St., Suite 2400, Philadelphia, PA 19103, is the Funds' independent registered public accounting firm that audits the Funds' financial statements. Representatives of Tait are not expected to be present at the Meeting.

The Trust's Audit and Compliance Committee selected Tait to act as the independent registered public accounting firm for each Fund for its current fiscal year. The selection of Tait was also approved by the Board and the Disinterested Trustees. Certain information concerning the fees and services provided by Tait to the Funds and to Saturna Capital and its affiliates for the most recent fiscal years of the Funds is provided below.

The paragraphs below set forth the fees billed by Tait for each of the last two fiscal years of the Funds.

Audit Fees

For the fiscal years ending May 31, 2011, and 2012, the aggregate audit fees billed for professional services rendered by the principal accountant were $51,900 and $54,500, respectively.

Audit-Related Fees

For the fiscal years ending May 31, 2011, and 2012, the aggregate audit fees billed for professional services rendered by the principal accountant for assurance and related services that were not included under Audit Fees were $1,500 and $1,500, respectively.

Tax Fees

For the fiscal years ending May 31, 2011, and 2012, the aggregate tax fees billed for professional tax preparation services rendered by the principal accountant were $9,600 and $10,200, respectively.

All Other Fees

There were no other fees billed by the principal accountant for the fiscal years ending May 31, 2011, and 2012.

The Audit and Compliance Committee considers all audit services to be provided by the Funds' independent registered public accounting firm and pre-approves all such audit services.

Except as provided below, the Audit and Compliance Committee's prior approval is necessary for the engagement of the independent registered public accounting firm to provide any audit or non-audit services for a Fund or any non-audit services for Saturna Capital or any entity controlling, controlled by or under common control with Saturna Capital that provides ongoing services to the Fund where the engagement relates directly to the operations and financial reporting of the Fund. Non-audit services that qualify under the de minimis exception described in the Securities Exchange Act of 1934, and applicable rules thereunder, that were not pre-approved by the Audit and Compliance Committee must be approved by the Audit and Compliance Committee prior to the completion of the audit. Pre-approval by the Audit and Compliance Committee is not required for engagements entered into pursuant to (i) pre-approval policies and procedures established by the Audit and Compliance Committee, or (ii) pre-approval granted by one or more members of the Audit and Compliance Committee to whom, or by a subcommittee to which, the Audit and Compliance Committee has delegated pre-approval authority, provided in either case that the Audit and Compliance Committee is informed of each such service at its next regular meeting.

For the Funds' fiscal years ended May 31, 2011 and May 31, 2012, the Audit and Compliance Committee did not waive the pre-approval requirement of any non-audit services to be provided to the Funds by Tait.

OTHER BUSINESS

The Board does not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy card will vote thereon in accordance with their judgment.

The Trust does not hold annual shareowner meetings. Any shareowner who wishes to submit proposals to be considered at a special meeting of the Trust's shareowners should send such proposals to the Secretary of the Trust at 1300 N. State Street, Bellingham, WA, 98225. Any shareowner proposal intended to be presented at any future meeting of shareowners must be received by the Trust at its principal office a reasonable time before the solicitation of proxies for such meeting in order for such proposal to be considered for inclusion in the proxy statement relating to such meeting. Moreover, inclusion of any such proposals is subject to limitations under the federal securities laws. Persons named as proxies for any subsequent shareowners' meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

Shareowners of a Fund who wish to send communications to the Board or the specific members of the Board should submit the communication in writing to the attention of the Secretary of the Trust, at the address in the preceding paragraph, identifying the correspondence as intended for the Board or a specified member of the Board. The Secretary will maintain a copy of any such communication and will promptly forward it to the Board or the specified member of the Board, as appropriate.

EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION

THIS AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION ("Agreement") is made as of February 6, 2013, between AMANA MUTUAL FUNDS TRUST, a Delaware statutory trust ("New Trust"), on behalf of each segregated portfolio of assets ("series") thereof listed under the heading "New Funds" on Schedule A attached hereto ("Schedule A") (each, a "New Fund"), and AMANA MUTUAL FUNDS TRUST, an Indiana business trust ("Old Trust"), on behalf of each series thereof listed under the heading "Old Funds" on Schedule A (each, an "Old Fund"). (Each New Fund and Old Fund is sometimes referred to herein as a "Fund," and each of New Trust and Old Trust is sometimes referred to herein as an "Investment Company.") Notwithstanding anything to the contrary contained herein, (1) all agreements, covenants, representations, warranties, actions, and obligations (collectively, "Obligations") of and by a Fund, and of and by an Investment Company on its behalf, shall be the Obligations of a Fund only, and (2) in no event shall any other series of an Investment Company or the assets thereof be held liable with respect to the breach or other default by a Fund or an Investment Company of Obligations set forth herein.

Each Investment Company wishes to effect 3 reorganizations described in section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended ("Code") (all "section" references are to the Code, unless otherwise noted), and intends this Agreement to be, and adopts it as, a "plan of reorganization" within the meaning of the regulations under the Code ("Regulations"). Each reorganization will involve an Old Fund's changing its identity, form, and place of organization — by converting from a series of Old Trust to a series of New Trust — by (1) transferring all its assets to the New Fund listed on Schedule A opposite its name (which is being established solely for the purpose of acquiring those assets and continuing that Old Fund's business) in exchange solely for voting shares of beneficial interest in that New Fund and that New Fund's assumption of all of that Old Fund's liabilities, (2) distributing those shares pro rata to that Old Fund's shareholders in exchange for their shares of beneficial interest therein and in complete liquidation thereof, and (3) terminating that Old Fund (all the foregoing transactions involving each Old Fund and its corresponding New Fund being referred to herein collectively as a "Reorganization"), all on the terms and conditions set forth herein. The consummation of each Reorganization shall be contingent on the consummation of each other Reorganization. (For convenience, the balance of this Agreement refers only to a single Reorganization, one Old Fund, and one New Fund, but the terms and conditions hereof shall apply separately to each Reorganization and the Funds participating therein.)

Old Fund is authorized to issue and has outstanding one class of shares of beneficial interest ("Old Fund Shares"). New Fund will have one class of shares of beneficial interest ("New Fund Shares"). The rights, powers, privileges, and

Exhibit A 1

obligations of the New Fund Shares will be identical to those of the Old Fund Shares, except as to the determination of the number of votes to which each record shareholder is entitled.

In consideration of the mutual promises contained herein, the Investment Companies agree as follows:

1. PLAN OF REORGANIZATION AND TERMINATION

1.1 Subject to the requisite approval of Old Fund's shareholders and the terms and conditions set forth herein, Old Fund shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 ("Assets") to New Fund. In exchange therefor, New Fund shall:

(a) issue and deliver to Old Fund the number of full and fractional (all references herein to "fractional" shares meaning fractions rounded to the third decimal place) New Fund Shares equal to the number of full and fractional Old Fund Shares then outstanding, and

(b) assume all of Old Fund's liabilities described in paragraph 1.3 ("Liabilities").

Those transactions shall take place at the Closing (as defined in paragraph 2.1).

1.2   The Assets shall consist of all assets and property of every kind and nature — including all cash, cash equivalents, securities, commodities, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, and books and records — Old Fund owns at the Effective Time (as defined in paragraph 2.1) and any deferred and prepaid expenses shown as assets on Old Fund's books at that time; and Old Fund has no unamortized or unpaid organizational fees or expenses that have not previously been disclosed in writing to Trust.

1.3   The Liabilities shall consist of all of Old Fund's liabilities, debts, obligations, and duties of whatever kind or nature existing as of the Effective Time, whether absolute, accrued, contingent, or otherwise, whether known or unknown, whether or not arising in the ordinary course of business, whether or not determinable as of the Effective Time, and whether or not specifically referred to in this Agreement. Notwithstanding the foregoing, Old Fund agrees to use its best efforts to discharge all its known Liabilities before the Effective Time.

1.4   At or before the Closing, New Fund shall redeem the Initial Share (as defined in paragraph 5.5) for the amount at which it is issued pursuant to that paragraph. At the Effective Time (or as soon thereafter as is reasonably practicable), Old Fund shall distribute all the New Fund Shares it receives

Exhibit A 2

pursuant to paragraph 1.1(a) to its shareholders of record determined at the Effective Time (each, a "Shareholder"), in proportion to their Old Fund Shares then held of record and in constructive exchange for their Old Fund Shares, and shall completely liquidate. That distribution shall be accomplished by New Trust's transfer agent's opening accounts on New Fund's share transfer books in the Shareholders' names and transferring those New Fund Shares thereto. Pursuant to that transfer, each Shareholder's account shall be credited with the number of full and fractional New Fund Shares equal to the number of full and fractional Old Fund Shares that Shareholder holds at the Effective Time. The aggregate net asset value of New Fund Shares to be so credited to each Shareholder's account shall equal the aggregate net asset value of the Old Fund Shares that Shareholder holds at the Effective Time. All issued and outstanding Old Fund Shares, including any represented by certificates, shall simultaneously be canceled on Old Fund's share transfer books. New Trust shall not issue certificates representing the New Fund Shares issued in connection with the Reorganization.

1.5   After the Effective Time, Old Fund shall not conduct any business except in connection with its dissolution. As soon as reasonably practicable after distribution of the New Fund Shares pursuant to paragraph 1.4, but in all events within twelve months after the Effective Time, Old Fund shall be dissolved and shall make all filings and take all other actions in connection therewith necessary and proper to effect that dissolution.

1.6   Any reporting responsibility of Old Fund to a public authority, including the responsibility for filing regulatory reports, tax returns, and other documents with the Securities and Exchange Commission ("Commission"), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain its responsibility up to and including the date on which it is dissolved.

1.7   Any transfer taxes payable on issuance and transfer of New Fund Shares in a name other than that of the registered holder on Old Fund's share transfer books of the Old Fund Shares actually or constructively exchanged therefor shall be paid by transferee thereof, as a condition of that issuance and transfer.

2. CLOSING AND EFFECTIVE TIME

2.1   The Reorganization, together with related acts necessary to consummate the same ("Closing"), shall occur at the Investment Companies' offices on or about May 31, 2013, or at such other place and/or on such other date as to which they may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business (i.e., 4:00 p.m., Eastern time) on the date thereof ("Effective Time").

Exhibit A 3

2.2   Old Trust (a) shall direct its fund accounting agent to deliver at or as soon as reasonably practicable after the Closing a certificate of an authorized officer ("Certificate") stating that the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by Old Trust, on Old Fund's behalf, to New Trust, on New Fund's behalf, as reflected on New Fund's books immediately after the Closing, does or will conform to that information on Old Fund's books immediately before the Closing and (b) shall direct the custodian of its assets to deliver at the Closing a Certificate stating that the Assets it holds on Old Fund's behalf will be transferred to New Trust, on New Fund's behalf, as of the Effective Time.

2.3   Old Trust shall direct its transfer agent to deliver at or as soon as reasonably practicable after the Closing a Certificate stating that Old Fund's share transfer books contain the number of full and fractional outstanding Old Fund Shares each Shareholder owned as of the Effective Time.

2.4   New Trust shall direct its transfer agent to deliver at or as soon as reasonably practicable after the Closing a Certificate as to the opening of accounts in the Shareholders' names on New Fund's shareholder records. New Trust shall issue and deliver to Old Trust a confirmation, or other evidence satisfactory to Old Trust, that the New Fund Shares to be credited to Old Fund at the Effective Time have been credited to Old Fund's account on those records.

2.5   At the Closing, each Investment Company shall deliver to the other (a) bills of sale, checks, assignments, share certificates, receipts, and/or other documents the other Investment Company or its counsel reasonably requests and (b) a Certificate in form and substance satisfactory to the recipient, and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated hereby.

3. REPRESENTATIONS AND WARRANTIES

3.1   Old Trust represents and warrants to New Trust as follows:

(a) Old Trust (1) is a business trust that is duly organized, validly existing, and in good standing under the laws of the State of Indiana, and its Articles of Agreement and Declaration of Trust ("Charter") are on file with the Secretary of State of the State of Indiana, (2) has the power to own all its properties and assets and to carry on its business as described in its most recent registration statement on Form N-1A ("Registration Statement"), and (3) is duly registered as an open-end management investment company under the Investment Company Act of 1940, as amended ("1940 Act"), which registration will be in full force

Exhibit A 4

and effect at the Effective Time, and no proceeding has been instituted to suspend that registration;

(b) Old Fund is a duly established and designated series of Old Trust;

(c) The execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of Old Trust's Board of Trustees (a "Board"); and this Agreement constitutes a valid and legally binding obligation of Old Trust, with respect to Old Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;

(d) At the Effective Time, Old Trust, on Old Fund's behalf, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances (except securities that are subject to "securities loans" as referred to in section 851(b)(2), or that are restricted to resale by their terms); and on delivery and payment for the Assets, New Trust, on New Fund's behalf, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including restrictions that might arise under the Securities Act of 1933, as amended ("1933 Act");

(e) Old Trust is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a conflict with or a material violation of any provision of the Charter or Old Trust's By-Laws, Indiana law, or any agreement, indenture, instrument, contract, lease, or other undertaking (each, an "Undertaking") to which Old Trust, on Old Fund's behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which Old Trust, on Old Fund's behalf, is a party or by which it is bound;

(f) At or before the Effective Time, either (1) all material contracts and other commitments of Old Trust, with respect to Old Fund (other than this Agreement and certain investment contracts, including any options, futures, forward contracts and swap agreements), will terminate, or (2) provision for discharge and/or New Fund's assumption of any liabilities of Old Fund thereunder will be made, without either Fund's incurring any penalty with respect thereto and without diminishing or releasing any rights Old Fund may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;

(g) No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending

Exhibit A 5

or, to Old Trust's knowledge, threatened against Old Trust, with respect to Old Fund, regarding any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and Old Trust knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(h) Old Fund's Statement of Assets and Liabilities, Schedule of Investments, Statement of Operations, and Statement of Changes in Net Assets (each, a "Statement") at and for the fiscal year (in the case of the last Statement, for the two fiscal years) ended May 31, 2012, have been audited by Tait, Weller & Baker, LLP, an independent registered public accounting firm and are in accordance with generally accepted accounting principles consistently applied in the United States ("GAAP"); and those Statements, and Old Fund's unaudited Statements for the six months ended November 30, 2012, present fairly, in all material respects, Old Fund's financial condition at the respective date thereof in accordance with GAAP and the results of its operations and changes in its net assets for the periods then ended; there are no known contingent liabilities of Old Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP at either such date that are not disclosed therein; and since November 30, 2012, there has not been any material adverse change in Old Fund's financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Old Fund of indebtedness maturing more than one year from the date that indebtedness was incurred; for these purposes, a decline in net asset value per Old Fund Share due to declines in market values of securities Old Fund holds, the discharge of Old Fund liabilities, or the redemption of Old Fund Shares by its shareholders shall not constitute a material adverse change;

(i) All issued and outstanding Old Fund Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by Old Trust and duly registered under the federal securities laws, and appropriate notices respecting them will have been duly filed under applicable state securities laws; all issued and outstanding Old Fund Shares will, at the Effective Time, be held by the persons and in the amounts set forth on Old Fund's shareholder records, as provided in paragraph 2.3; and Old Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Old Fund Shares, nor are there outstanding any securities convertible into any Old Fund Shares;

Exhibit A 6

(j) All federal and other tax returns, dividend reporting forms, and other tax-related reports (collectively, "Returns") of Old Fund required by law to have been filed by the Effective Time (including any properly and timely filed extensions of time to file) shall have been filed and are or will be correct in all material respects and all federal and other taxes shown as due or required to be shown as due on those Returns shall have been paid or provision shall have been made for the payment thereof; to the best of Old Trust's knowledge, no such return is currently under audit and no assessment has been asserted with respect to those returns; and Old Fund is in compliance in all material respects with all applicable Regulations pertaining to the reporting of dividends and other distributions with respect to, and redemptions of, its shares and to withholding in respect thereof and is not liable for any material penalties that could be imposed thereunder;

(k) For each taxable year of its operation (including its current taxable year through the Effective Time), Old Fund has met (and for that year will meet) the requirements of Part I of Subchapter M of Chapter 1 of Subtitle A of the Code ("Subchapter M") for qualification as a "regulated investment company" (as defined in section 851(a)(1)) ("RIC") and has been (and for that year will be) eligible to and has computed its federal income tax under section 852; Old Fund is not now liable for any material income or excise tax pursuant to sections 852 or 4982; and Old Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

(l) Old Fund incurred the Liabilities, which are associated with the Assets, in the ordinary course of its business;

(m) Old Fund is not under the jurisdiction of a court in a "title 11 or similar case" (as defined in section 368(a)(3)(A));

(n) Old Fund's most recent prospectus and statement of additional information (1) conformed in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and (2) at the date on which they were issued did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(o) The information to be furnished by Old Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents filed or to be filed with any federal, state, or local regulatory authority (including the Financial Industry Regulatory Authority, Inc. ("FINRA")) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations; and the Schedule 14A

Exhibit A 7

(as defined in paragraph 3.3(a)(1)) (other than written information provided by New Trust for inclusion therein) did not, on its effective date, and will not, at the time of the Shareholders Meeting (as defined in paragraph 4.1) or at the Effective Time, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

(p) The New Fund Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof.

3.2   New Trust represents and warrants to Old Trust as follows:

(a) New Trust (1) is a statutory trust that is duly organized, validly existing, and in good standing under the laws of the State of Delaware, and its Certificate of Trust has been duly filed in the office of the Secretary of State thereof, (2) has the power to own all its properties and assets and carry on its business as described in the Registration Statement from and after the Effective Time, and (3) will be duly registered as an open-end management investment company under the 1940 Act at the Effective Time;

(b) At the Effective Time, New Fund will be a duly established and designated series of New Trust; and New Fund (1) will timely file Internal Revenue Service/Treasury Form 8832 to elect to be classified as an association taxable as a corporation, (2) has not commenced operations and will not do so until after the Closing, (3) immediately before the Closing, will be a shell series of New Trust with no assets (except the amount paid for the Initial Share if it has not already been redeemed by that time) or liabilities, and (4) was created for the purpose of acquiring the Assets, assuming the Liabilities, and continuing Old Fund's business;

(c) The execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of New Trust's Board of Trustees (a "Board"); and this Agreement constitutes a valid and legally binding obligation of New Trust, with respect to New Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;

(d) Before the Closing, there will be no (1) issued and outstanding New Fund Shares, (2) options, warrants, or other rights to subscribe for or purchase any New Fund Shares, (3) securities convertible into any New Fund Shares, or (4) any other securities issued by New Fund, except the Initial Share;

Exhibit A 8

(e) No consideration other than New Fund Shares (and New Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

(f) New Trust is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a conflict with or a material violation of any provision of its Trust Instrument or By-Laws, Delaware law, or any Undertaking to which New Trust, on New Fund's behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which New Trust, on New Fund's behalf, is a party or by which it is bound;

(g) No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to New Trust's knowledge, threatened against New Trust, with respect to New Fund, regarding any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and New Trust knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(h) New Fund is not (and will not be) classified as a partnership, and instead is (and will be) classified as an association that is taxable as a corporation, for federal tax purposes and either has elected (or will timely elect) the latter classification by filing Form 8832 with the Internal Revenue Service or is (and will be) a "publicly traded partnership" (as defined in section 7704(b)) that is treated as a corporation; New Fund has not filed any income tax return and will file its first federal income tax return after the completion of its first taxable year after the Effective Time as a RIC on Form 1120-RIC; New Fund will be a "fund" (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)) and has not taken and will not take any steps inconsistent with its qualification as such or its qualification and eligibility for treatment as a RIC under Subchapter M; assuming that Old Fund will meet the requirements of Subchapter M for qualification as a RIC for its taxable year in which the Reorganization occurs, New Fund will meet those requirements, and will be eligible to and will compute its federal income tax under section 852, for its taxable year in which the Reorganization occurs; and New Fund intends to continue to meet all those requirements, and to be eligible to and to so compute its federal income tax, for its next taxable year;

Exhibit A 9

(i) There is no plan or intention for New Fund to be dissolved or merged into another statutory or business trust or a corporation or any "fund" thereof (as defined in section 851(g)(2)) following the Reorganization;

(j) Immediately after the Effective Time, New Fund will not be under the jurisdiction of a court in a "title 11 or similar case" (as defined in section 368(a)(3)(A));

(k) The New Fund Shares to be issued and delivered to Old Fund, for the Shareholders' accounts, pursuant to the terms hereof, (1) will at the Effective Time have been duly authorized and duly registered under the federal securities laws (and appropriate notices respecting them will have been duly filed under applicable state securities laws) and (2) when so issued and delivered, will be duly and validly issued and outstanding New Fund Shares and will be fully paid and non-assessable by New Trust;

(l) The information to be furnished by Trust for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents filed or to be filed with any federal, state, or local regulatory authority (including FINRA) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations; and the information New Trust provided for inclusion in the Schedule 14A did not, on its effective date, and will not, at the time of the Shareholders Meeting or at the Effective Time, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

(m) New Trust's Trust Instrument permits New Fund to vary its shareholders' investment; New Fund will not have a fixed pool of assets; and New Fund, after it commences operations, will be a managed portfolio of securities, and its investment manager, Saturna Capital Corporation ("Saturna"), will have the authority to buy and sell securities for it.

3.3   Each Investment Company represents and warrants to the other as follows:

(a) No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act"), the 1940 Act, or state securities laws, and no consents, approvals, authorizations, or orders of any court are required, for its execution or performance of this Agreement, except for (1) Old Fund's filing with the Commission of a Schedule 14A pursuant to section 14(a) under the 1934 Act, and any supplement or amendment thereto, including therein a proxy statement ("Schedule 14A"), and (2) consents, approvals, authorizations, and filings that have been made or received or may be required after the Effective Time;

Exhibit A 10

(b) The fair market value of the New Fund Shares each Shareholder receives will be approximately equal to the fair market value of its Old Fund Shares it actually or constructively surrenders in exchange therefore;

(c) The Shareholders will pay their own expenses (such as fees of personal investment or tax advisers for advice regarding the Reorganization), if any, incurred in connection with the Reorganization;

(d) The fair market value of the Assets will equal or exceed the Liabilities to be assumed by New Fund and those to which the Assets are subject;

(e) None of the compensation received by any Shareholder who or that is an employee of or service provider to Old Fund will be separate consideration for, or allocable to, any of the Old Fund Shares that Shareholder holds; none of the New Fund Shares any such Shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the compensation paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services;

(f) No expenses incurred by Old Fund or on its behalf in connection with the Reorganization will be paid or assumed by any third party unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) ("Reorganization Expenses"), and no cash or property other than New Fund Shares will be transferred to Old Fund or any of its shareholders with the intention that it be used to pay any expenses (even Reorganization Expenses) thereof;

(g) Immediately following consummation of the Reorganization, the Shareholders will own all the New Fund Shares and will own those shares solely by reason of their ownership of the Old Fund Shares immediately before the Reorganization;

(h) Immediately following consummation of the Reorganization, New Fund will hold the same assets — except for assets used to pay the Funds' expenses incurred in connection with the Reorganization — and be subject to the same liabilities that Old Fund held or was subject to immediately before the Reorganization, plus any liabilities for those expenses; and those excepted assets, together with the amount of all redemptions (other than redemptions Old Fund will make as an open-end investment company pursuant to section 22(e) of the 1940 Act) and distributions (other than regular, normal dividends) Old Fund makes immediately preceding the Reorganization, will, in the aggregate, constitute less than 1% of its net assets;

Exhibit A 11

(i) The Reorganization is being undertaken for bona fide business purposes (and not a purpose to avoid federal income tax); and

(j) The principal purpose of New Fund's assumption of the Liabilities is not avoidance of federal income tax on the transaction.

4. COVENANTS

4.1   Old Trust covenants to call and hold a meeting of Old Fund's shareholders to consider and approve this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein ("Shareholders Meeting").

4.2   Old Trust covenants that it will assist New Trust in obtaining information New Trust reasonably requests concerning the beneficial ownership of Old Fund Shares.

4.3   Old Trust covenants that it will turn over its books and records pertaining to Old Fund (including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) to New Trust at the Closing.

4.4   New Trust covenants to cooperate with Old Trust in preparing the Schedule 14A in compliance with applicable federal and state securities laws.

4.5   Each Investment Company covenants that it will, from time to time, as and when requested by the other, execute and deliver or cause to be executed and delivered all assignments and other instruments, and will take or cause to be taken any further action(s), the other Investment Company deems necessary or desirable in order to vest in, and confirm to, (a) New Trust, on New Fund's behalf, title to and possession of all the Assets, and (b) Old Trust, on Old Fund's behalf, title to and possession of the New Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

4.6   New Trust covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and applicable state securities laws it deems appropriate to commence and continue New Fund's operations after the Effective Time.

4.7   Subject to this Agreement, each Investment Company covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

Exhibit A 12

5. CONDITIONS PRECEDENT

Each Investment Company's obligations hereunder shall be subject to (a) performance by the other Investment Company of all its obligations to be performed hereunder at or before the Closing, (b) all representations and warranties of the other Investment Company contained herein being true and correct in all material respects at the date hereof and, except as they may be affected by the transactions contemplated hereby, at the Effective Time, with the same force and effect as if made at that time, and (c) the following further conditions that, at or before that time:

5.1   Each Investment Company's Board, in each case including a majority of its members who are not "interested persons" (as that term is defined in the 1940 Act) ("Non-Interested Persons") of either Investment Company, (1) shall have duly adopted and approved this Agreement and the transactions contemplated hereby, (2) shall have duly authorized performance thereof on its Fund's behalf by all necessary Board action, and (3) shall have determined that participation in the Reorganization is in the best interests of its Fund and, in the case of Old Fund, that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization; and this Agreement and the transactions contemplated hereby shall have been duly approved by Old Fund's shareholders at the Shareholders Meeting (including any adjournment(s) thereof);

5.2   All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the Investment Companies to carry out the transactions contemplated hereby. The Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act. All consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) either Investment Company deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Fund's assets or properties;

5.3   At the Effective Time, no action, suit, or other proceeding shall be pending (or, to either Investment Company's best knowledge, threatened to be commenced) before any court, governmental agency, or arbitrator in which it is sought to enjoin the performance of, restrain, prohibit, affect the enforceability of, or obtain damages or other relief in connection with, the transactions contemplated hereby; provided that at any time before the Closing, either Investment Company may waive this condition if, in the

Exhibit A 13

judgment of its Board, that waiver will not have a material adverse effect on its shareholders' interests;

5.4   The Investment Companies shall have received an opinion of K&L Gates LLP ("Counsel") as to the federal income tax consequences mentioned below ("Tax Opinion"). In rendering the Tax Opinion, Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which Counsel may treat as representations and warranties made to it (that, notwithstanding paragraph 7, shall survive the Closing), and in separate letters, if Counsel requests, addressed to it and any certificates delivered pursuant to paragraph 2.5(b). The Tax Opinion shall be substantially to the effect that — based on the facts and assumptions stated therein and conditioned on those representations and warranties' being true and complete at the Effective Time and consummation of the Reorganization in accordance with this Agreement (without the waiver or modification of any terms or conditions hereof and without taking into account any amendment hereof that Counsel has not approved) — for federal income tax purposes:

(a) New Fund's acquisition of the Assets in exchange solely for New Fund Shares and its assumption of the Liabilities, followed by Old Fund's distribution of those shares pro rata to the Shareholders actually or constructively in exchange for their Old Fund Shares, will qualify as a "reorganization" (as defined in section 368(a)(1)(F)), and each Fund will be "a party to a reorganization" (within the meaning of section 368(b));

(b) Old Fund will recognize no gain or loss on the transfer of the Assets to New Fund in exchange solely for New Fund Shares and New Fund's assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in exchange for their Old Fund Shares;

(c) New Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for New Fund Shares and its assumption of the Liabilities;

(d) New Fund's basis in each Asset will be the same as Old Fund's basis therein immediately before the Reorganization, and New Fund's holding period for each Asset will include Old Fund's holding period therefor (except where New Fund's investment activities have the effect of reducing or eliminating an Asset's holding period);

(e) A Shareholder will recognize no gain or loss on the exchange of all its Old Fund Shares solely for New Fund Shares pursuant to the Reorganization;

(f) A Shareholder's aggregate basis in the New Fund Shares it receives in the Reorganization will be the same as the aggregate basis in its Old Fund Shares it actually or constructively surrenders in exchange for those New Fund Shares, and its holding period for those New Fund

Exhibit A 14

Shares will include, in each instance, its holding period for those Old Fund Shares, provided the Shareholder holds them as capital assets at the Effective Time; and

(g) For purposes of section 381, New Fund will be treated just as Old Fund would have been treated if there had been no Reorganization. Accordingly, the Reorganization will not result in the termination of Old Fund's taxable year, Old Fund's tax attributes enumerated in section 381(c) will be taken into account by New Fund as if there had been no Reorganization, and the part of Old Fund's taxable year before the Reorganization will be included in New Fund's taxable year after the Reorganization.

Notwithstanding subparagraphs (b) and (d), the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes on the termination or transfer thereof under a mark-to-market system of accounting;

5.5   Before the Closing, New Trust's Board shall have authorized the issuance of, and New Trust shall have issued, one New Fund Share ("Initial Share") to Saturna or an affiliate thereof, in consideration of the payment of $10.00 (or other amount that Board determines), to take whatever action it may be required to take as New Fund's sole shareholder pursuant to paragraph 5.6;

5.6   New Trust shall have entered into, or adopted, as appropriate, an investment management agreement and other agreements and plans necessary for New Fund's operation as a series of an open-end management investment company. Each such agreement and plan shall have been approved by New Trust's Board and, to the extent required by law (as interpreted by Commission staff positions), by its trustees who are Non-Interested Persons thereof and by Saturna or its affiliate as New Fund's sole shareholder; and

5.7   At any time before the Closing, either Investment Company may waive any of the foregoing conditions (except those set forth in paragraphs 5.1 and 5.4) if, in the judgment of its Board, that waiver will not have a material adverse effect on its Fund's shareholders' interests.

6. EXPENSES

Subject to complying with the representation contained in paragraph 3.3(f), (1) Old Fund shall bear the Reorganization Expenses directly chargeable to, and/or incurred directly by or for, it and (2) the aggregate Reorganization Expenses (other than those described in clause (1) and those directly chargeable to, and/or incurred directly by or for, any other Old Fund) for all the Reorganizations shall be borne pro rata by each Old Fund; provided that

Exhibit A 15

any Reorganization Expenses that become payable after the Effective Time shall be borne by each New Fund to the same extent that its corresponding Old Fund would have borne those expenses had they been payable at the Effective Time. For purposes hereof, an Old Fund's pro rata share of the Reorganization Expenses described in clause (2) shall equal the product of the amount of those Reorganization Expenses multiplied by the Old Fund's average net assets as determined on the record date as a percentage of the aggregate average net assets of all Old Funds on the record date. The Reorganization Expenses include fees and expenses related to printing, mailing, and soliciting proxies and tabulating votes, expenses of holding shareholder meetings, and accounting, legal, and custodial fees and expenses. Notwithstanding the foregoing, expenses shall be paid by the party directly incurring them if and to the extent that the payment thereof by another person would result in that party's disqualification as a RIC or would prevent the Reorganization from qualifying as a tax-free reorganization.

7. ENTIRE AGREEMENT; NO SURVIVAL

Neither Investment Company has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the Investment Companies. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.

8. TERMINATION

This Agreement may be terminated at any time at or before the Closing:

8.1   By either Investment Company (a) in the event of the other Investment Company's material breach of any representation, warranty, or covenant contained herein to be performed at or before the Closing, (b) if a condition to its obligations has not been met and it reasonably appears that that condition will not or cannot be met, (c) if a governmental body issues an order, decree, or ruling having the effect of permanently enjoining, restraining, or otherwise prohibiting consummation of the Reorganization, or (d) if the Closing has not occurred on or before July 31, 2013, or such other date as to which the Investment Companies agree; or

8.2   By the Investment Companies' mutual agreement.

In the event of termination under paragraphs 8.1(c) or (d) or 8.2, neither Investment Company (nor its directors/trustees, officers, or shareholders) shall have any liability to the other Investment Company.

Exhibit A16

9. AMENDMENTS

The Investment Companies may amend, modify, or supplement this Agreement at any time in any manner they mutually agree on in writing, notwithstanding Old Fund's shareholders' approval thereof; provided that, following that approval no such amendment, modification, or supplement shall have a material adverse effect on the Shareholders' interests.

10. SEVERABILITY

Any term or provision hereof that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of that invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions hereof or affecting the validity or enforceability of any of the terms and provisions hereof in any other jurisdiction.

11. MISCELLANEOUS

11.1   This Agreement shall be governed by and construed in accordance with the internal laws of Delaware, without giving effect to principles of conflicts of laws; provided that, in the case of any conflict between those laws and the Federal Securities Laws, the latter shall govern.

11.2   Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than each Investment Company and its respective successors and assigns any rights or remedies under or by reason of this Agreement.

11.3   Notice is hereby given that this instrument is executed and delivered on behalf of New Trust's trustees solely in their capacities as trustees and not individually. Each Investment Company's obligations under this Agreement are not binding on or enforceable against any of its trustees, officers, or shareholders but are only binding on and enforceable against its property attributable to and held for the benefit of the Fund that is a series thereof and not its property attributable to and held for the benefit of any other series thereof. Each Investment Company, in asserting any rights or claims under this Agreement, shall look only to those respective properties in settlement of those rights or claims and not to those trustees, officers, or shareholders.

11.4   This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each Investment Company and delivered to the other Investment Company. The headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation hereof.

Exhibit A 17

IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officer as of the day and year first written above.

AMANA MUTUAL FUNDS TRUST, an Indiana business trust, on behalf of each of its series listed on Schedule A

By:

Name: Nicholas Kaiser
Title: President

AMANA MUTUAL FUNDS TRUST, a Delaware statutory trust, on behalf of each of its series listed on Schedule A

By:

Name: Nicholas Kaiser
Title: Trustee

Schedule A

Old Funds (each a series of Old Trust)	News Funds (each a series of New Trust)
Amana Income Fund	Amana Income Fund
Amana Growth Fund	Amana Growth Fund
Amana Developing World Fund	Amana Developing World Fund

Exhibit A 18

EXHIBIT B

COMPARISON OF CERTAIN ATTRIBUTES OF AMANA AND THE NEW TRUST

Quorum for Board Meetings/Board Action by Written Consent

Both the New Trust and Amana require a majority of the Board members present at a duly called Board meeting where a quorum is present to approve matters at a Board meeting. For both the New Trust and Amana, a quorum for a Board meeting is a majority of the Trustees.

The New Trust differs from Amana regarding actions by written consent, since the New Trust allows the Trustees to approve matters by written consent of at least a majority of the Trustees and at least 70% of the Independent Trustees. Amana requires a written consent to be approved unanimously by the Trustees.

Delegation of Powers

Both the New Trust and Amana permit the Trustees to delegate such authority as they consider desirable to any officers of the trust and to any agent, independent contractor, manager, investment adviser, sub-advisers, custodian, administrator, underwriter or other service provider.

Removal of Trustees

The New Trust differs from Amana with respect to the removal of Board members. The New Trust allows a Trustee to be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees. Amana allows a Trustee to be removed only with cause at any time by a written instrument signed by at least two-thirds of the other Trustees. Both the New Trust and Amana have the same voting requirement for shareowner removal of a Trustee, which is at least two-thirds of the outstanding shares.

Shareowner Liability

Liability is limited for shareowners of the New Trust to the same extent as for shareowners of Amana. Shareowners have no personal liability for acts or obligations of the New Trust or Amana.

Shareowner Voting Rights

The New Trust and Amana differ in a number of areas with respect to shareowner voting rights. The New Trust does not require a shareowner vote to amend the Trust Instrument or for reorganizations, mergers, and consolidations, except in limited circumstances. (Amendment of the Trust Instrument by the Board of

Exhibit B 1

Trustees requires approval by at least a majority of Trustees and at least 70% of the Independent Trustees present at a meeting at which a quorum is present.) Amana would require a shareowner vote with respect to all amendments to the Declaration of Trust and for reorganizations, mergers, and consolidations. However, for both the New Trust and Amana shareowner approval is required for a number of matters, such as electing Board members, approving investment management or sub-advisory agreements or changing a fundamental investment policy.

Voting by New Trust shareowners is dollar-weighted. Shareowners of the New Trust would be entitled to one vote for each dollar of net asset value of a New Fund they own. Shareowners of Amana are entitled to one vote per share owned.

Shareowner Meetings

Annual Meetings

Neither the New Trust nor Amana is required to hold annual shareowner meetings.

Quorums

For the New Trust, a quorum is one-third of the shares entitled to vote. For Amana, a quorum is a majority of the outstanding shares.

Adjournment

Under the By-laws of the New Trust, the chairman of the meeting presides over the meeting and has the power to call adjournments for any reason. Under the By-laws of Amana, a majority of the shares present has the power to call adjournments for any reason.

Advance Notice

The notice provisions for a shareowner meeting are the same for the New Trust and Amana. The New Trust and Amana require notice of a shareowner meeting at least 10 days before the date of the meeting.

Record Date

The New Trust's provisions regarding the record date for a shareowner meeting differ from those of Amana. The New Trust allows the Trustees to fix, in advance, a date up to 120 days before the date of any shareowner meeting as a record date for the determination of the shareowners entitled to notice of, and to vote at, any such meeting. Amana allows the Trustees to fix a record date, in advance, not more than 70 days before the date of any shareowner meeting as the record date for the determination of the shareowners entitled to notice of, and to vote at, any such meeting. No limitation is placed on the record date for the payment of dividends for both the New Trust and Amana.

Exhibit B 2

Redemption of Shares

The New Trust and Amana may require the redemption of shares for any reason under terms set by the Trustees.

Liability of Trustees and Officers/Indemnification/Advancement of Expenses

The Trustees and officers of the New Trust and Amana are not personally liable to, or for an obligation of, the entit

y unless there are certain 'bad acts' (e.g., willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties) involved in their conduct.

The organizational documents or applicable state law of both the New Trust and Amana permit the Trustees and officers to be indemnified against liability to the maximum extent permitted by applicable law, including state law and the Investment Company Act of 1940.

The New Trust and Amana each allows advancement of expenses to the maximum extent permitted by applicable law.

Liquidation

The New Trust does not need shareowner approval for liquidation of the New Trust. In contrast, shareowner approval is required for liquidation of Amana.

Rights of Inspection

Both shareowners of the New Trust and Amana do not have a general right to inspect records, documents, accounts and books, except for voting lists prior to a shareowner meeting to elect Trustees.

Derivative Actions

In order to bring a derivative action, shareowners of the New Trust must first make a demand upon the Board to bring a lawsuit on behalf of the entity and the demand must be refused. Amana has no provisions for derivative actions in its Declaration of Trust.

The foregoing is only a summary of certain characteristics of the operations of the New Trust and Amana, their relevant governing documents and relevant statutory trust or business trust law. The foregoing is not a complete description of the documents cited. Shareowners should refer to the provisions of such documents and state laws governing the New Trust and Amana for a more thorough description. Copies of these governing documents are available to shareowners without charge upon written request to Saturna Capital, 1300 N. State Street, Bellingham, WA 98225.

Exhibit B 3

EXHIBIT C

OUTSTANDING SHARES

The chart below indicates the number of shares of each Fund that were outstanding as of the close of business on February 21, 2013.

Fund	Shares Outstanding
Amana Income Fund	XXX,XXX,XXX
Amana Growth Fund	XXX,XXX,XXX
Amana Developing World Fund	X,XXX,XXX

Exhibit C 1

EXHIBIT D

PRINCIPAL SHAREHOLDERS OF THE FUNDS

As of February 21, 2012, the following person(s) owned of record, or were known by Amana to own beneficially, more than 5% of the Funds' shares of stock.

Amana Income Fund

Name and Address	Shares	Percentage of Class
NFSC Omnibus Account for the Exclusive Benefit of our Customers 200 Liberty Street New York, NY 10281	XX,XXX,XXX	XX.XX%
Charles Schwab & Co., Inc. Special Custody Account FBO Customers 101 Montgomery Street San Francisco, CA 94104	XX,XXX,XXX	XX.XX%
UBS WM USA Omnibus Account 1000 Harbor Blvd. 5th Floor Weehawken, NJ 07086	XX,XXX,XXX	XX.XX%

Amana Growth Fund

Name and Address	Shares	Percentage of Class
NFSC Omnibus Account for the Exclusive Benefit of our Customers 200 Liberty Street New York, NY 10281	XX,XXX,XXX	XX.XX%
Charles Schwab & Co., Inc. Special Custody Account FBO Customers 101 Montgomery Street San Francisco, CA 94104	XX,XXX,XXX	XX.XX%
New York Life Trust Company 169 Lackawanna Avenue Parsippany, NJ 07054	XX,XXX,XXX	XX.XX%
UBS WM USA Omnibus Account 1000 Harbor Blvd. 5th Floor Weehawken, NJ 07086	XX,XXX,XXX	XX.XX%

Exhibit D 1

Amana Developing World Fund

Name and Address	Shares	Percentage of Class
NFSC Omnibus Account for the Exclusive Benefit of our Customers 200 Liberty Street New York, NY 10281	XX,XXX,XXX	XX.XX%
TD Ameritrade Inc. For The Exclusive Benefit of Our Customers P.O. Box 2226, Omaha, NE 68103-2226	XX,XXX,XXX	XX.XX%
Charles Schwab & Co., Inc. Special Custody Account FBO Customers 101 Montgomery Street San Francisco, CA 94104	XX,XXX,XXX	XX.XX%
Mar-Jac Poultry Inc.¹ P.O. Box 1017 Gainesville, GA 30503	XX,XXX,XXX	XX.XX%

¹ Shares are owned beneficially.

Exhibit D 2

EXHIBIT E

GOVERNANCE, COMPENSATION AND NOMINATIONS COMMITTEE CHARTER

Amana Mutual Funds Trust

Purpose

The Board of Trustees of Amana Mutual Funds Trust (the "Trust") has created a Governance and Nomination Committee. The Committee shall be composed of at least three members.

The purpose of the Committee is (1) to nominate candidates for selection as Independent Trustees and (2) to identify, develop, review and recommend policies and procedures relating to all board governance and service matters (including compensation).

The Board shall appoint members of the Committee and a Chair of the Committee. The Board may appoint as Committee members persons who are not members of the Board, as long as a majority of the Committee are Board members. By a majority vote, the Board may remove or replace members of the Committee and designate a different member as Chair for any reason at any time. The Board shall determine the compensation of Committee members, including the Committee Chair.

Procedures for Nominating New Independent Trustees

At the direction of the boards of trustees of the Trusts, the Committee will nominate candidates for election as Independent Trustees of the Trusts using the following procedures:

1. The Chair on behalf of the Committee shall obtain and receive suggestions for prospective Independent Trustees from current Independent Trustees of the Trust, from management and from other appropriate sources, including, if necessary, outside consultants, and will, to the extent feasible and appropriate, maintain all names received in confidence.

2. The Chair will provide each Committee member with the name and background information of each candidate prior to the first meeting of the Committee at which the candidate is to be discussed, if possible.

3. At a meeting of the Committee, the Committee will discuss all candidates whose names have been submitted to the Chair. The Committee by majority vote may remove individuals from further consideration. The Committee may establish priorities and criteria for selection of potential candidates from the remaining individuals. The Chair will arrange for such information about candidates selected for further consideration as requested by the Committee.

Exhibit E 1

4. The Committee will review further the potential candidate(s) as it deems necessary before proposing candidate(s) to the Independent Trustees for nomination.

5. The Committee will not differentiate among candidates based upon any characteristic prohibited under applicable laws and regulations.

Governance Matters

The Committee shall, from time to time, recommend to the Board policies concerning Board governance matters, including compensation of the Independent Trustees, as requested by the Board, as follows:

  Annually, the Committee shall carry out a process for an evaluation by the Board of the performance of the Board and its committees. The Committee shall report to the Board the findings and recommendations of these evaluations.
  The Committee shall review, as it deems necessary, the responsibilities of the committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees and whether committees should be combined or reorganized and shall make recommendations to the Board on these matters.
  Annually, the Committee shall review, and as deemed by the Committee to be necessary, adjust, compensation of the Independent Trustees. The Committee shall also review the reimbursement policies for Trustee expenses. Should the Committee deem a modification is appropriate, the Committee shall propose such modification to the Board for its consideration.

Meetings and Procedures of the Committee

1. Meetings. The Committee shall meet as often as it determines is appropriate to carry out its duties under this Charter. Meetings may be called by any of the Committee members, in consultation with the Chair. In the absence of the Chair, meetings shall be chaired by a member chosen by the Committee. Meetings may be conducted with members present in person or by telephone or other communications facilities that permit all persons participating in the meeting to hear or communicate with each other simultaneously. A majority of the members of the Committee shall constitute a quorum for the transaction of business. The act of a majority of the members present at a meeting at which a quorum is present shall be the act of the Committee.

2. Minutes. The Committee shall keep minutes of its meetings.

3. Subcommittees. The Committee may delegate its authority to one or more subcommittees (including a subcommittee comprised of a single member) when it deems appropriate.

Exhibit E 2

4. Advisers. The Committee shall have the authority, to the extent it deems necessary or appropriate and without seeking approval of the full Board, to retain special advisers. The Trust shall provide appropriate funding, as determined by the Committee, for payment of ordinary administrative Committee expenses, as well as for compensation to any advisers retained by the Committee. Committee members shall be entitled to rely, in good faith, on information, opinions, reports or statements made or prepared by others, if prepared and presented by: (1) persons the Committee member reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, public accountants, or other persons as to matters the Committee member reasonably believes are within the person's professional or expert competence; or (3) another Board committee.

5. Review. The Committee shall review and reassess the adequacy of this Charter, and the operations of the Committee, from time to time and recommend any proposed changes to the Board.

As of June 11, 2012

Exhibit E 3

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

THREE EASY WAYS TO VOTE YOUR PROXY

To vote by Internet
1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com.
3) Follow the instructions provided on the website.

To vote by Telephone
1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail
1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M52654-S02166

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

The Board of Trustees recommends that you vote FOR the following proposals:	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.
1. Election of Trustees Nominees for election are: (01) Talat M. Othman (02) Iqbal J. Unus (03) Miles K. Davis (04) M. Yaqub Mirza (05) Ronald H. Fielding (06) Nicholas F. Kaiser	O	O	O	___________________________________

	For	Against	Abstain
2. To approve a Reorganization pursuant to which the Trust will be reorganized into corresponding series of a newly established Delaware statutory trust.	O	O	O

3. To transact such other business as may properly come before the meeting and any postponements.

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each shareholder is requested to sign, but only one Signature is required. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Shareholders and Proxy Statement is acknowledged.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

The Notice and Proxy Statement for this Meeting is available at www.proxyvote.com.

M52655-S02166

AMANA MUTUAL FUNDS TRUST

AMANA INCOME FUND
AMANA GROWTH FUND
AMANA DEVELOPING WORLD FUND

The undersigned hereby appoint(s) Nicholas F. Kaiser, Jane K. Carten, and Talat M. Othman or any one or more of them, attorneys, with full power of substitution, to vote all shares of the above mentioned Fund which the undersigned is entitled to vote at the Special Meeting of Shareowners to be held at Saturna Capital Headquarters, 1300 N. State Street, Bellingam, Washington 98225, at 11:00 AM (Eastern Time) on May 2, 2013 and at any adjournments thereof. All powers may be exercised by any of said proxy holders or substitutes. This Proxy shall be voted on the proposals described in the Proxy Statement as specified in the spaces below. Receipt of the Notice of the meeting and the accompanying Proxy Statement is hereby acknowledged.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

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